UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   June 7, 2006

SCHNITZER STEEL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

OREGON (State or other Jurisdiction of Incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR (Address of Principal Executive Offices)	97296-0047 (Zip Code)

Registrant’s Telephone Number, Including Area Code      (503) 224-9900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTE:  This 8-K/A Amendment No. 1 is filed to amend and correct a Form 8-K filed on June 9, 2006 which contained an error in reporting the amount of votes cast in favor at the special meeting described below.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

At a special meeting of shareholders held on June 7, 2006, the shareholders of Schnitzer Steel Industries, Inc. (the “Company”) approved an amendment and restatement of the Restated Articles of Incorporation of the Company (the “Restated Articles”). Of the 92,580,520 votes cast on the proposal, approximately 86.7% were cast in favor of approval of the Restated Articles.

The Restated Articles make a number of changes that enhance the Company’s ability to resist coercive or unfair attempts to take or unduly influence control of the Company including, among other things:

▪	a provision that increases the shareholder ownership required to call a special meeting of shareholders from 10% to 25% of the eligible votes;

▪	a provision that only incumbent directors may fill vacancies on the Board of Directors, regardless of the cause of the vacancy;

▪
a provision that the Board of Directors be classified into three classes of directors, with only one class elected at each annual meeting of shareholders, mirroring the provision contained in the Company’s restated bylaws; and

▪
a provision that requires approval by 80% of the votes entitled to be cast for any amendments to any provisions of Article V of the Restated Articles, which is the article that provides for, among other things, the classified Board of Directors.

The Restated Articles also include a number of technical amendments, including a provision that revises the restrictions on the issuance of Class B Common Stock to make clear that the issuance of Class B Common Stock upon exercise of the preferred share purchase rights is permitted.

The foregoing description is qualified in its entirety with reference to the Restated Articles, a copy of which was attached as Exhibit 3.1 to the original Current Report on Form 8-K filed on June 9, 2006, and is incorporated by reference into this item. The Restated Articles were filed with the Secretary of State of the State of Oregon on June 7, 2006 and became effective on that date.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
3.1	2006 Restated Articles of Incorporation of Schnitzer Steel Industries, Inc. (filed with original Form 8-K on June 9, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC.
(Registrant)

Dated: June 12, 2006	By:	/s/ Richard C. Josephson
Name: Richard C. Josephson
Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	2006 Restated Articles of Incorporation of Schnitzer Steel Industries, Inc. (filed with original Form 8-K on June 9, 2006)